SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 3, 2010 (September 3, 2010)

Date of Report (Date of earliest event reported)

INERGY HOLDINGS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-34663	43-1792470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Inergy Holdings, L.P.’s Current Report on Form 8-K filed on September 3, 2010 (the “Original Report”) is being amended to file an updated consent of Ernst & Young LLP. The updated consent is filed as Exhibit 23.1 to this Current Report on Form 8-K/A and replaces the consent filed with the Original Report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY HOLDINGS, L.P.

	By:	INERGY HOLDINGS GP, LLC, Its General Partner

Date: September 7, 2010	By:	/S/ LAURA L. OZENBERGER
Laura L. Ozenberger Sr. Vice President - General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

4